UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 21, 2013 (March 19, 2013)

MEMORIAL PRODUCTION PARTNERS LP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35364	90-0726667
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 McKinney, Suite 2100 Houston, Texas	77010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 588-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Public Equity Offering

On March 20, 2013, Memorial Production Partners LP (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”), by and among the Partnership, Memorial Production Partners GP LLC (the “General Partner”) and Memorial Production Operating LLC (“Operating LLC” and, together with the Partnership and the General Partner, the “Partnership Parties”) and RBC Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Raymond James & Associates, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), providing for the offer and sale by the Partnership (the “Offering”), and purchase by the Underwriters, of 8,500,000 common units representing limited partner interests in the Partnership (the “Common Units”) at a price to the public of $18.35 per Common Unit ($17.6343 per Common Unit, net of underwriting discounts). Pursuant to the Underwriting Agreement, the Partnership also granted the Underwriters a 30-day option to purchase up to an additional 1,275,000 Common Units on the same terms, which was exercised in full by the Underwriters on March 20, 2013. Giving effect to the exercise of the Underwriters’ option, the net proceeds of the Offering, including the General Partner’s proportionate capital contribution and after deducting underwriting discounts and commissions but before estimated expenses, will be approximately $172.6 million. The Partnership expects the Offering to close on March 25, 2013, subject to customary closing conditions.

The Offering has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Partnership’s effective Registration Statement on Form S-3 (File No. 333-187055) (the “Registration Statement”). The material terms of the Offering are described in the prospectus supplement dated March 20, 2013 filed with the U.S. Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act (the “Prospectus Supplement”) and the accompanying prospectus dated March 15, 2013 constituting a part of the Registration Statement.

The Underwriting Agreement contains customary representations, warranties and agreements of each of the Partnership Parties and customary conditions to closing, obligations of the parties and termination provisions. The Partnership Parties have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

As more fully described under the caption “Underwriting” in the Prospectus Supplement, affiliates of certain of the Underwriters are lenders under the Partnership’s revolving credit facility and, accordingly, will receive a portion of the net proceeds from the Offering. In addition, affiliates of certain of the Underwriters are lenders under WHT Energy Partners LLC’s (“WHT”) credit facility, which is expected to be repaid in connection with the closing of the pending acquisition of WHT. The Underwriters and their affiliates may provide in the future investment banking, financial advisory or other financial services for the Partnership and its affiliates, for which they may receive advisory or transaction fees, as applicable, plus out-of-pocket expenses, of the nature and in amounts customary in the industry for these financial services. An affiliate of Wells Fargo Securities, LLC serves as the Partnership’s registrar and transfer agent and receives customary fees for such service.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Amendment to Credit Agreement

On March 19, 2013, the Partnership, Operating, Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), and the other parties thereto entered into a fifth amendment to the Credit Agreement, dated as of December 14, 2011 (as amended up to such date, the “Credit Agreement”), by and among the Partnership, Operating, the Administrative Agent and the other agents and lenders party thereto (the “Fifth Amendment”). The Fifth Amendment, among other things, (i) increases the Borrowing Base (as defined in the Credit Agreement) to $580,000,000 upon consummation of the pending acquisition of WHT, (ii) extends the maturity date of the Credit Agreement until March 19, 2018 and (iii) provides the Partnership with the ability to incur certain second lien indebtedness.

The foregoing summary of the Fifth Amendment is not complete and is qualified in its entirety by reference to the full text of the Fifth Amendment, copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Fifth Amendment above under Item 1.01 is incorporated in this Item 2.03 by reference. A copy of the Fifth Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On March 20, 2013, the Partnership announced that it had priced the Offering described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including the attached Exhibit 99.1, is being “furnished” pursuant to General Instruction B.2 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Partnership filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 20, 2013, by and among Memorial Production Partners LP, Memorial Production Partners GP LLC and Memorial Production Operating LLC and RBC Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Raymond James & Associates, Inc. and Wells Fargo Securities, LLC as representatives of the several underwriters named therein

5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding the legality of the Common Units

8.1	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding certain federal income tax matters

10.1	Fifth Amendment to Credit Agreement, dated as of March 19, 2013, by and among Memorial Production Partners LP, Memorial Production Operating LLC, Wells Fargo Bank, National Association, as administrative agent for the lenders party thereto, JPMorgan Chase Bank, N.A., as syndication agent for the lenders party thereto, Royal Bank of Canada, The Royal Bank of Scotland plc, Union Bank, N.A. and Comerica Bank, as co-documentation agents for the lenders party thereto, and the other lenders party thereto

23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1 hereto)

23.2	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 8.1 hereto)

99.1	Press release dated March 20, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMORIAL PRODUCTION PARTNERS LP

	By:	Memorial Production Partners GP LLC, its general partner

Date: March 21, 2013	By:	/s/ Kyle N. Roane
Kyle N. Roane
General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 20, 2013, by and among Memorial Production Partners LP, Memorial Production Partners GP LLC and Memorial Production Operating LLC and RBC Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Raymond James & Associates, Inc. and Wells Fargo Securities, LLC as representatives of the several underwriters named therein

5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding the legality of the Common Units

8.1	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding certain federal income tax matters

10.1	Fifth Amendment to Credit Agreement, dated as of March 19, 2013, by and among Memorial Production Partners LP, Memorial Production Operating LLC, Wells Fargo Bank, National Association, as administrative agent for the lenders party thereto, JPMorgan Chase Bank, N.A., as syndication agent for the lenders party thereto, Royal Bank of Canada, The Royal Bank of Scotland plc, Union Bank, N.A. and Comerica Bank, as co-documentation agents for the lenders party thereto, and the other lenders party thereto

23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1 hereto)

23.2	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 8.1 hereto)

99.1	Press release dated March 20, 2013